Exhibit 10.4 EXECUTION VERSION EXTENSION AGREEMENT This EXTENSION AGREEMENT (this “Agreement”) is dated as of December 19, 2022, by and between BIRD GLOBAL, INC. (the “Obligor”) and YA II PN, LTD. (the “Lender”). Background On or about May 12, 2022, the Obligor and the Lender entered into a Standby Equity Purchase Agreement (the “SEPA”). On or about May 19, 2022, the Lender loaned $21.0 million to the Obligor as evidenced by that certain Promissory Note (the “Note”) (No. BRDS-1) in the original principal amount of $21.0 million. As of the date hereof, the outstanding balance on the Note is $4,200,000, plus a redemption premium of $84,000. The outstanding balance on the Note was due on December 15, 2022. The Obligor has requested the Lender to extend the maturity date of the Note until February 15, 2023, which the Lender is willing to do pursuant to the terms set forth in this Agreement. For purposes hereof, the “Financing Documents” shall mean this Agreement, the Note and any other agreements, documents or items delivered to the Lender in connection with any of the foregoing. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Obligor and the Lender as follows: Acknowledgement of Debt 1. On the date hereof, the Obligor hereby acknowledges and agrees that it is liable to the Lender in the amounts set forth in the Recitals, which are hereby incorporated herein by reference. All amounts due as set forth in this Section 1, and all amounts heretofore or hereafter payable under this Agreement and/or the Financing Documents, including, without limitation, all amounts owed under this Agreement or the Financing Documents and representing a portion of the amounts outstanding thereunder, shall be referred to herein collectively as the “Obligations.” Waiver of Claims 2. The Obligor hereby acknowledges and agrees that neither it nor its subsidiaries, agents, attorneys, shareholders, advisors, officers, directors, employees, affiliates, predecessors, successors, and assigns (collectively, as the “Obligor Parties”) has any offsets, defenses, claims, or counterclaims against the Lender or its investment manager, or their respective agents, attorneys, shareholders, managers, members, advisors, officers, directors, employees, affiliates, partners, predecessors, successors, and assigns (collectively, as the “Released Parties”), with respect to the Obligations, the Financing Documents, the transactions set forth or otherwise contemplated in this Agreement, or otherwise, and that if any Obligor Party now has, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this

2 Error! Bookmark not defined. Agreement, all of them are hereby expressly WAIVED, and each Obligor Party hereby RELEASES each of the Released Parties therefrom. Payment Extension and Payoff Amount 3. On the terms and subject to the conditions set forth herein, including the issuance by Obligor of the Extension Fee set forth in Section 4 hereof, the Lender hereby agrees to extend (the “Payment Extension”) the December 15, 2022 payment under the Note until the earlier of (i) an Event of Default as defined in the Note occurring after the date hereof (other than the failure to make the December 15, 2022 payment on or before that date), or (ii) February 15, 2023. On or before February 15, 2023 (or upon an Event of Default occurring after the date hereof as defined in the Note other than the failure to make the December 15, 2022 payment on or before that date), the Obligor shall pay the Lender the aggregate amount of $4,284,000 (the “Payoff Amount”) in satisfaction of the Note; provided that if the Payoff Amount is not received by the Lender on or before February 15, 2023, then the Payoff Amount shall be increased retroactively at an annual rate of 15% from December 15, 2022 until indefeasibly paid. The Obligor represents and warrants to the Lender that it is not party to, and will not enter into, any contractual provision that would prohibit or restrict its ability to make the payment set forth in this Section 3. Extension Fee 4. In consideration of the Payment Extension, the Obligor shall pay the Lender an extension fee (the “Extension Fee”) equal to 8.7%, of the aggregate outstanding amount of $4,284,000 (i.e., $372,708), payable by the issuance of restricted shares of the Obligor’s Class A Common Stock on or before December 23, 2022. The number of shares to be issued in satisfaction of the Extension Fee shall (i) be 2,484,720 shares, calculated based on the closing price of the Obligor’s Class A Common Stock on the Nasdaq Global Market, as reported by Bloomberg, LLC during regular trading hours, on December 16, 2022 (i.e., $0.15 per share), and (ii) be validly issued, fully paid and non-assessable. The number of shares issuable hereunder (the “Fee Shares”) shall be set forth in a Cross Receipt to be signed by the Obligor and the Lender. The Fee Shares shall be subject to piggy-back registration rights. If at any time the Obligor proposes to file a registration statement under the Securities Act with respect to the registration of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Obligor (other than a registration statement (i) filed on Form S-8 or otherwise in connection with any employee stock option or other benefit plan or (ii) pursuant to a registration statement on Form S-4), then the Obligor shall include the Fee Shares in such registration statement. The Obligor shall fully cooperate with the Lender in removing restrictive legends upon either the Fee Shares are either (i) registered for sale by the Lender or (ii) eligible for resale pursuant to Rule 144 promulgated by the U.S. Securities Exchange Commission pursuant to

3 Error! Bookmark not defined. a legal opinion rendered by the Lender’s legal counsel. The Obligor agrees that the Lender would suffer irreparable harm if it fails to strictly comply with this Section 4 and, in such event, the Lender shall be entitled to specific enforcement of the terms and provisions hereof (without the need to post a bond or other security) in addition to any other remedy that the Lender may have at law or in equity. The Obligor’s failure to issue the shares (timely or at all) in satisfaction of the Extension Fee shall constitute an Event of Default under the Note. Conditions Precedent 5. The Lender’s agreements, all as more particularly set forth herein, shall be effective concurrently with the Obligor’s receipt of $4.0 million of gross proceeds from Bird Canada, Inc. Ratification of Financing Documents 6. The Obligor hereby ratifies, confirms, and reaffirms that all and singular the terms and conditions of the Financing Documents and acknowledge and agree that, except as otherwise expressly amended pursuant to the terms and conditions of this Agreement, all terms and conditions of the foregoing shall remain in full force and effect. Counterparts 7. It is the intention of the parties hereto that this Agreement may be executed in any number of counterparts (including by facsimile or e-mail transmission of an Adobe portable file format document (also known as a PDF file)), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Miscellaneous 8. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the principles of conflict of laws. Each of the parties consents to the jurisdiction of the state courts of the State of New York and the U.S. District Court for the District of New York sitting in Manhattan in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. 9. If an Event of Default has occurred after the date hereof, then the Obligor shall reimburse the Lender promptly for all reasonable and documented out-of-pocket fees, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by the Lender in any action in connection with this Agreement, including, without limitation,

4 Error! Bookmark not defined. those incurred: (i) during any workout or attempted workout and/or in connection with the rendering of legal advice as to the Lender’s rights, remedies and obligations; (ii) collecting any sums that become due to the Lender in accordance with the terms of this Note; (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Lender. [Remainder of Page Intentionally Left Blank]

[Signature Page to Extension Agreement] IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above. YA II PN, LTD. By: Yorkville Advisors Global, LP Its: Investment Manager By: Yorkville Advisors Global, LLC Its: General Partner By: /s/ Troy J. Rillo Name: Troy J. Rillo Title: Member

[Signature Page to Extension Agreement] BIRD GLOBAL, INC. By_/s/ Shane Torchiana___________________ Name: Shane Torchiana Title: Chief Executive Officer